MODIS PROFESSIONAL SERVICES, INC.
                             STOCK OPTION AGREEMENT


     THIS STOCK OPTION AGREEMENT (the "Agreement"), entered into as of this date of September 25, 2001, by and between Modis Professional Services, Inc., a Florida corporation (the "Company"), and Timothy D. Payne (the "Optionee").

     WHEREAS, the Company desires to afford the Optionee the opportunity to acquire shares of the Company's common stock so the Optionee has a proprietary interest in the Company, and the Optionee desires the opportunity to acquire shares of the Company; and

     WHEREAS, by action of the Compensation Committee of the Board of Directors, the Company granted to the Optionee an option to purchase 500,000 shares ("Option"); and

     WHEREAS, the Company and the Optionee desire to enter into a written agreement with respect to such Option;

     NOW,  THEREFORE,   as  an  employment  incentive  and  to  encourage  stock
ownership, and also in consideration of the mutual covenants contained herein, the parties hereto agree as follows:

1. Grant of Option and Purchase Price. Effective September 25, 2001, the Company hereby grants to the Optionee, subject to the terms, restrictions, limitations and conditions stated herein, an option to purchase 500,000 shares of the Company's common stock, par value $.01 per share (the "Stock"), at a price of $3.850 per share ("Option Price").

2. Vesting. The Option granted hereunder shall be vested ratably in one-year increments over three years. (i.e., one-third becomes vested and exercisable on each anniversary of this agreement.) These options shall also fully vest upon Change of Control or termination by Company without Cause or by Optionee for Good Reason as those terms are defined in the Employment Agreement between Company and Optionee.

3. Exercise Terms. The Optionee must exercise the Option for at least the lesser of 100 shares or the number of shares of purchasable stock as to which the Option remains unexercised. In the event this Option is not exercised with respect to all or any part of the shares subject to this Option prior to its expiration, the shares with respect to which this Option was not exercised shall no longer be subject to this Option.

4. Transferability. The Options granted hereunder may only be transferred by the Optionee during his lifetime to any member of his immediate family or a trust established for the exclusive benefit of one or more members of his immediate family (hereinafter referred to as "Transferees"). For purposes of this Section 4, the term "immediate family" is defined as the Optionee's spouse, former spouse, children, stepchildren, grandchildren (including relationships arising from legal adoption), and parents. The Options may also be transferred by will or the laws of descent and distribution or pursuant to a Qualified Domestic Relations Order.

5. Notice of Exercise of Option. This Option may be exercised by the Optionee, Transferee, or by the Optionee's administrators, executors, or personal representatives, by a written notice (in substantially the form of the Notice of Exercise attached hereto as Schedule A) signed by the Optionee, Transferee, or by such administrators, executors or personal representatives, and delivered or mailed to the Corporate Secretary or such other individual as the Company may designate. Any such notice shall (a) specify the number of shares of Stock which the Optionee, Transferee, or Optionee's administrators, executors or personal representatives, as the case may be, then elects to purchase hereunder, (b) contain such information as may be reasonably required pursuant to Section 11, and (c) be accompanied by (i) a certified cashier's check payable to the Company in payment of the total Exercise Price applicable to such shares as provided herein, (ii) shares of Stock owned by the Optionee and duly endorsed or accompanied by stock transfer powers having a Fair Market Value equal to the total Exercise Price applicable to such shares purchased hereunder, or (iii) a certified or cashier's check accompanied by the number of shares of stock whose Fair Market Value when added to the amount of the check equals the total Exercise Price applicable to such shares purchased hereunder. Upon receipt of any such notice and accompanying payment, and subject to the terms hereof, the Company agrees to issue to the Optionee, Transferee, or the Optionee's administrators, executors or personal representatives, stock certificates for the number of shares specified in such notice registered in the name of the person exercising the Option. The Company may establish rules regarding the types of shares the Optionee may transfer in payment of the Option Price in order to avoid adverse accounting treatment.

6. Adjustment in Shares Subject to the Option. The Company, in its sole and absolute discretion, may make appropriate adjustments in the number of shares subject to this Option or the Option Price in order to give effect to changes made in the number of outstanding shares as the result of a merger, consolidation, recapitalization, reclassification, combination, stock dividend, stock split or other relevant change. The Company shall not be obligated to make any such adjustments, and its determination shall be final and binding on all parties hereto.

7. Termination of Employment.

     (a) In the event of the termination of the Optionee's employment with the Company or any of its Subsidiaries, other than a termination that is either
     (i) by Company for Cause or by Optionee without Good Reason, (ii) voluntary on the part of the Optionee and without Good Reason or the written consent of the Company, or (iii) for reasons of death or disability or retirement, the Options granted hereunder will be vested and be exercisable in accordance with the provisions of the Employment Agreement between Optionee and Company. "Cause" and "Good Reason" shall be defined as those terms are defined in Optionee's Employment Agreement. Such determination shall be made by the Board of Directors or a Committee established by such Board based on information presented by the Company and the Optionee and shall be final and binding on all parties hereto.

     (b) In the event of a termination of the Optionee's employment that is either (i) for Cause, or (ii) voluntary on the part of the Optionee and without the written consent of the Company, this Option, to the extent not previously exercised, shall terminate immediately and shall not thereafter be or become exercisable.

     (c) In the event of the retirement of the Optionee at the normal retirement date as prescribed from time to time by the Company or any subsidiary, the Optionee shall continue to have the right to exercise any options for shares which were purchasable on the date of the Optionee's retirement (provided that, on the date which is three months after the date of retirement, the Options will become void and unexercisable unless on the date of retirement the Optionee enters into a noncompetition agreement with the Company and continues to comply with such noncompetition agreement). This Option does not confer upon the Optionee any right with respect to continuance of employment by the Company or any of its Subsidiaries. This option shall not be affected by any change of employment so long as the Optionee remains employed with the Company or one of its Subsidiaries.

8. Disabled Optionee. In the event of a termination of employment because of the Optionee's disability, the Optionee (or his personal representative) may exercise this Option in accordance with the terms of Optionee's Employment Agreement.

9. Death of Optionee. In the event of the Optionee's death while employed by the Company or any of its Subsidiaries or within three months after a termination of employment (unless such termination was (i) for Cause, or (ii) voluntary on the part of the Optionee and without Good Reason or the written consent of the Company), the appropriate persons described in Section 5 hereof or the persons to whom all or a portion of this Option is transferred in accordance with
Section 4 hereof may exercise this Option at any time within a period ending on the earlier of (a) the last day of the six month period following the Optionee's death or (b) the expiration date of this Option.

10. Rights as Shareholder or Employee. This Option shall not entitle the Optionee or Transferee to any rights as a shareholder of the Company with respect to any shares subject to this Option until such Option has been exercised and any such shares issued.

11. Withholding. The Company reserves the right to make any necessary or appropriate arrangements to comply with all applicable withholding requirements. The Company shall have no obligation to deliver a certificate evidencing the shares purchased upon exercise of the Option unless and until withholding arrangements satisfactory to the Company are made. Failure to comply with the required withholding arrangements shall result in forfeiture of any benefits hereunder.

12. Compliance with Regulatory Matters. The Optionee acknowledges that the issuance of capital stock of the Company is subject to limitations imposed by federal and state law and the Optionee hereby agrees that the Company shall not be obligated to issue any shares of Stock upon exercise of this Option that would cause the Company to violate any law or rule, regulation, order or consent decree of any regulatory authority (including without limitation the Securities and Exchange Commission) having jurisdiction over the affairs of the Company. The Optionee agrees that he will provide the Company with such information as is reasonably requested by the Company or its counsel to determine whether the issuance of the Stock complies with the provisions described by this Section 12.

13. Entire Agreement. This Agreement constitutes the entire Agreement between the Optionee and the Company with respect to the Options granted hereunder.

14. Miscellaneous.

     (a) This Agreement shall be binding upon the parties hereto and their representatives, successors and assigns.

     (b) This Agreement is executed and delivered in, and shall be governed by, the laws of the State of Florida.

     (c) Any requests or notices to be given hereunder shall be deemed given, and any elections or exercises to be made or accomplished shall be deemed made or accomplished, upon actual delivery thereof to the designated recipient, or three days after deposit thereof in the United States mail, registered, return receipt requested and postage prepaid, addressed to the Optionee, at the address set forth below and, as to the Company, to the executive offices of the Company at One Independent Drive, Jacksonville, FL 32202.

     (d) This Agreement may not be modified except in writing executed by each of the parties hereto.

     IN WITNESS WHEREOF, the Board of Directors of the Company has caused this Stock Option Agreement to be executed on behalf of the Company and the Company seal to be affixed hereto and attested to, and the Optionee has executed this Stock Option Agreement under seal, to be made effective September 25, 2001.

Modis Professional Services, Inc.           Optionee

By:    /s/ T. Wayne Davis                   By:      /s/ Timothy D. Payne
Name:  T. Wayne Davis                       Name:    Timothy D. Payne
Title: Chairman,                            Address: 1163 Salt Marsh Circle
       Compensation Committee                        Ponte Vedra Beach, FL 32082



Date:  03-13-02                              Date:    03-11-02

SCHEDULE A

                               NOTICE OF EXERCISE




The undersigned hereby notifies Modis Professional Services, Inc. (the "Company") of this election to exercise the undersigned's stock option to purchase ________ shares of the Company's common stock, par value $.01 per share (the "Common Stock"), pursuant to the Stock Option Agreement (the "Agreement") between the undersigned and the Company dated September 25, 2001. Accompanying this Notice is (1) a certified or cashier's check in the amount payable to the Company, and/or (2) ______ shares of the Company's Common Stock presently owned by the undersigned and duly endorsed or accompanied by stock transfer powers, having an aggregate Fair Market Value as of the date hereof of $__________, such amounts being equal, in the aggregate, to the purchase price per share set forth in the Agreement multiplied by the number of shares being purchased hereby.

     IN WITNESS WHEREOF, the undersigned has set his hand and seal, this date of ---------------, -------.

                                             OPTIONEE (OR TRANSFEREE,
                                             OPTIONEE'S ADMINISTRATOR,
                                             EXECUTOR OR PERSONAL
                                             REPRESENTATIVE)




                                             ----------------------------------
                                             Name:
                                             Position (if other than Optionee):